                                 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[ X ]  Filed by the Registrant
[ _ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ _ ]  Preliminary Proxy Statement
[ _ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[ _ ]  Definitive Additional Materials
[ _ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                               The Pillar Funds
           ---------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    -----------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
[ _ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ _ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:
          ____________________________________________________________________

       2)  Aggregate number of securities to which transaction applies:

           ____________________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: /1/

           ____________________________________________________________________

       4)  Proposed maximum aggregate value of transaction:

           ____________________________________________________________________

       5)  Total fee paid:

           ____________________________________________________________________

[ _ ]  Fee paid previously with preliminary materials.

[ _ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           _______________________________

       2)  Form, Schedule or Registration Statement No.:

           _______________________________

       3)  Filing Party:

           _______________________________

       4)  Date Filed:

           _______________________________

/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                               THE PILLAR FUNDS


Dear Shareholder,

     The attached proxy statement solicits your vote as a Shareholder of The Pillar Funds (the "Trust") on an important proposal being recommended by the Board of Trustees. Even if you are not currently a Shareholder of the Trust, you are still eligible to vote. Votes are solicited from Shareholders of record as of December 12, 1995.

     A Special Meeting of the Shareholders of The Pillar Funds has been scheduled for Friday, February 9, 1996. While you are, of course, welcome to join us at the meeting, most Shareholders cast their vote by filling out and signing the proxy card that accompanies the attached proxy statement.

     The attached proxy statement is designed to give you further information relating to the proposal on which you are asked to vote. We encourage you to support the Trustees' recommendations. The proposal described in the proxy statement relates to the following matter:

     1. To consider and act upon a proposal to elect a Board of Trustees (voted on by the Shareholders of the Trust as a whole).

     Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal please call 1-800-DIAL SEI. Thank you for taking the time to consider this important proposal and for your investment in The Pillar Funds.



                                        Sincerely,

                                        /s/ David G. Lee

                                        David G. Lee
                                        President and Chief Executive Officer
                                        The Pillar Funds

                       IMPORTANT SHAREHOLDER INFORMATION


                               The Pillar Funds

                     The document you hold in your hands
                     contains your proxy statement and proxy
                     card.  A proxy card is, in essence, a
                     ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Trust. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of
                     Trustees.

                     We urge you to spend a few minutes
                     with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Trust to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, the Trust may bear the expense of follow-up solicitations.

                     Please take a few moments to exercise your right to vote. Thank you.

                               THE PILLAR FUNDS
                                 P.O. BOX 239
                             WAYNE, PA  19087-0239

                   Notice of Special Meeting of Shareholders
                               February 9, 1996



Notice is hereby given that a Special Meeting of Shareholders of The Pillar Funds (the "Trust"), will be held at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, February 9, 1996 at 3:30 p.m., Eastern time to consider and act on the following matter:

I. To consider and act upon a proposal to elect a Board of Trustees (voted on by the Shareholders of the Trust as a whole).

In accordance with their own discretion, the proxies are authorized to vote on other such business as may properly come before the Meeting.


                                BY ORDER OF THE BOARD OF TRUSTEES


                                RICHARD W. GRANT, SECRETARY


Each shareholder is cordially invited to attend the meeting. However, if you are unable to be present at the meeting, you are requested to mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that the meeting may be held and a maximum number of shares may be voted.

Shareholders of record at the close of business on December 12, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof.


December 29, 1995



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                 THE PILLAR FUNDS
                                  P.O. BOX 239
                             WAYNE, PA  19087-0239

                                PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Pillar Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust to be held on February 9, 1996 at 3:30 p.m. Eastern time at the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Trust of record at the close of business on December 12, 1995 (the "Shareholders") are entitled to vote at the Meeting. As of December 12, 1995, the approximate number of units of beneficial interest ("shares") issued and outstanding for The Pillar Funds was 921,521,688.079 (consisting of 460,646,979.49 shares of the U.S. Treasury Securities Money Market Fund, 265,842,007.67 shares of the Prime Obligation Money Market Fund, 75,214,440.39 shares of the Tax-Exempt Money Market Fund, 3,254,757.868 shares of the Short-Term Investment Fund,11,441,253.802 shares of the Fixed Income Fund, 4,983,142.442 shares of the New Jersey Municipal Securities Fund, 345,450.775 shares of the Pennsylvania Municipal Securities Fund, 3,164,864.028 shares of the Intermediate-Term Government Securities Fund, 1,033,357.91 shares of the GNMA Fund, 6,639,847.765 shares of the Equity Value Fund, 3,965,228.24 shares of the Equity Income Fund, 3,795,017.39 shares of the Mid Cap Value Fund, 3,346,424.481 shares of the Balanced Growth Fund, 939,688.898 shares of the International Growth Fund and 76,909,226.910 shares of the U.S. Treasury Securities Plus Money Market Fund. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting.

In addition to the solicitation of proxies by mail, (i) Trustees and officers of the Trust and officers and employees of SEI Financial Management Corporation, the Fund's administrator, located at 680 East Swedesford Road, Wayne, PA 19087, and (ii) the officers and employees of the United Jersey Bank, the Fund's investment adviser, located at 210 Main Street, Hackensack, NJ 07601, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by the Trust. The proxy and this Proxy Statement are being mailed to Shareholders on or about December 29, 1995.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

The Trust will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 1994, its unaudited semi-annual report for the six-month period ended June 30, 1995 and, when available, its annual report for its fiscal year ended December 31, 1995 to any shareholder requesting such report(s). Request for such report(s) should be made in writing to The Pillar Funds, P.O. Box 239, Wayne, PA 19087-0239 or by calling 1-800-DIAL SEI.

I.   ELECTION OF TRUSTEES

At the Meeting, it is proposed that five Trustees will be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Arthur L. Berman, James B. Grecco, Raymond Konrad, Robert A. Nesher and Christine H. Yackman. Messrs. Berman, Konrad and Nesher are currently members of the Board of Trustees while the two other nominees, Mr. Grecco and Ms. Yackman, have not previously been elected by the shareholders and have not previously served on the Board.

Because the Trust does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified. Under Massachusetts law, a trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") is not required to hold an annual meeting. The Trust has availed itself of this provision and will achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

Even with the elimination of routine annual meetings, the Board of Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Declaration of Trust and By-Laws of the Trust. In compliance with the 1940 Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by the shareholders. The Trust may hold shareholder meetings to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

A meeting may also be called by shareholders holding at least 10% of the Shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied. In addition, Massachusetts law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the Shares entitled to vote at the meeting.

Each of the nominees has consented to being named in this Proxy Statement and to serve as a Trustee if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power to vote for such person or persons as the management of the Trust may recommend. Trustees will be elected by a majority of shareholders entitled to vote that are present in person or by Proxy at the Meeting. If you give no voting instructions, your Shares will be voted for all nominees named herein for Trustee and in favor of any remaining proposal described in this proxy statement.

INFORMATION REGARDING NOMINEES

The following information is provided for each nominee. It includes his or her name, position with the Trust, age, length of trusteeship (if applicable), amount of Shares of the Trust beneficially owned, principal occupations or employment during the past five years, and trusteeships with other companies which file reports periodically with the Securities and Exchange Commission.




                                                   Business Experience              Shares of the Trust
       Name and Position                       During the Past Five Years,          Beneficially Owned
        with  the Trust            Age         Including all Trusteeships         as of December 12, 1995      Percentage
       -----------------           ---         --------------------------         -----------------------      ----------
Arthur L. Berman                   68      President, Bertek, Inc.                          0                      **
Trustee since 1995

James B. Grecco                    62      President, Grecco Auto Body Inc.;                0                      **
Nominee for Trustee                           President, Grecco Auto Imports Inc.;
                                              President, Joyce Motor Corp.;
                                              President, Grecco Auto Leasing Inc.
                                              President, Grecco Lincoln Mercury
                                              Inc.

Raymond Konrad                     59      Chairman and Chief Executive Officer             0                      **
Trustee since 1991                            of American Compressed Gases Inc.

Robert A. Nesher*                  49      Retired since 1994.  Director,                   0
Trustee and Chairman of the                   Executive Vice President of SEI
Board of Trustees since                       Corporation 1986-94.  Director and
1991                                          Executive Vice President of the
                                              Administrator and Distributor since
                                              1981-94.

Christine H. Yackman               34       Executive and Corporate                          0                     **
Nominee for Trustee                           Officer, Edgeboro Disposal, Inc.
                                              and Affiliated Companies; Officer Manager,
                                              Herbert Sand Co., Inc.



-------------------------
* "Interested person" within the meaning of the 1940 Act. Mr. Nesher was Director and Executive Vice President of the Trust's Administrator and Distributor.

**Less than 1%.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

At an in person meeting on November 16, 1995, the Board recommended that shareholders vote for each of the nominees for Trustee named herein. In considering the nomination of the nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of the nominees and the efficient conduct of the Trust's business. In this latter regard, the Trustees took into account that the resignation of three trustees (for personal reasons and not because of any disagreement with respect to management of the Trust) had reduced the Board's flexibility in appointing new or replacement members in light of the 1940 Act restrictions described above.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

The favorable vote of a majority of Shares represented at the Meeting at which a majority of shareholders entitled to vote is present is required for the election of the Trustees. If the Trustees are not approved by the shareholders of the Trust, the current Board of Trustees will consider alternative nominations.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL I.
                                                  ---


                            ADDITIONAL INFORMATION

TRUSTEES AND EXECUTIVE OFFICERS

Information about the Trust's current Trustees and principal executive officers, including their names, ages, positions with the Trust, length of such positions and principal occupations or employment during the past five years, is set forth below. Each officer of the Trust will hold such office until a successor has been elected by the Board of Trustees.


                         Position With                    Business Experience During         Shares of the Trust
                                                        the Past Five Years, Including       Beneficially Owned
     Name                  the Trust            Age           all Trusteeships               as of December 12, 1995**
     ----                -------------          ---      -------------------------           --------------------------

Arthur L. Berman    Trustee since 1995.         68     See "Information Regarding                  ***
                                                       Nominees."

Raymond Konrad      Trustee since 1991.         59     See "Information Regarding                  ***
                                                       Nominees."

Robert A. Nesher*   Trustee and                 49     See "Information Regarding                  ***
                    Chairman of the                    Nominees."
                    Board since 1991.

David G. Lee        President and Chief         43     Senior Vice President of the                ***
                    Executive Officer                  Distributor since 1993.  Vice
                    since 1994.                        President of the Distributor since
                                                       1991.  President, GW Sierra Trust
                                                       Funds prior to 1991.

Kevin P. Robins     Vice President and          34     Senior Vice President, General               ***
                    Assistant Secretary                Counsel of SEI and the
                    since 1993.                        Distributor since 1994.  Vice
                                                       President and Assistant Secretary
                                                       of the Manager and Distributor,
                                                       1992-94.  Associate, Morgan,
                                                       Lewis & Bockius LLP (law firm),
                                                       prior to 1992.

Carmen V. Romeo     Treasurer and               52     Director, Executive Vice                     ***
                    Assistant Secretary                President, Chief Financial Officer
                    since 1991.                        and Treasurer of SEI since 1977.
                                                       Director and Treasurer of the
                                                       Administrator and Distributor
                                                       since 1981.

Robert B. Carroll   Vice President and          35     Vice President and Assistant                 ***
                    Assistant Secretary                Secretary of SEI Corporation, the
                    since 1994.                        Manager and Distributor since
                                                       1994.  United States Securities
                                                       and Exchange Commission,
                                                       Division of Investment
                                                       Management, 1990-94.  Associate,
                                                       McGuire, Woods, Battle & Booth
                                                       (law firm), prior to 1990.

Kathryn L. Stanton  Vice President and          37     Vice President and Assistant                 ***
                    Assistant Secretary                Secretary of SEI Corporation, the
                    since 1994.                        Manager and Distributor since
                                                       1994.  Associate, Morgan, Lewis
                                                       & Bockius LLP (law firm), 1989-94


Richard W. Grant    Secretary since 1991.       50     Partner of Morgan, Lewis &                   ***
                                                       Bockius LLP (law firm), Counsel
                                                       to the Trust, Administrator and
                                                       Distributor.

Sandra K. Orlow     Vice President and          42     Vice President and Assistant                 ***
                    Assistant Secretary                Secretary of the Administrator
                    since 1991.                        and Distributor since 1983.

Stephen G. Meyer*   CPA, Vice President         30     Director - Internal Audit and                ***
                    and Controller since               Risk Management - SEI
                    1995.                              Corporation, 1992 to March 1995.
                                                       Coopers & Lybrand L.L.P.,
                                                       Senior Associate, 1990-1992.
                                                       Vanguard Group of Investments,
                                                       Internal Audit, prior to 1990.

_________________________

*"Interested person" within the meaning of the 1940 Act.

**This information has been provided by each Trustee and Officer of the Trust.

***As of December 12, 1995, to Trust management's knowledge, the Trustees and executive officers of the Trust, beneficially owned less than 1% of the outstanding shares of the Trust.

The Trust pays each Trustee who is not also an officer or affiliated person an annual fee of $ 7,000 plus travel and other expenses incurred in attending Board meetings. For the fiscal year ended December 31, 1994, the Trust paid approximately $ 22,857.53 in Trustees' fees and expenses. The Trust's officers are paid by SEI or its affiliates.

The aggregate compensation paid by the Trust to each of the Trust's Trustees serving during the fiscal year ended December 31, 1994 is set forth in the compensation table below. The aggregate compensation paid to such Trustees during calendar year 1994 by all of the registered investment companies to which the Trust's investment adviser or an affiliated person of the Trust's investment adviser provides investment advisory services (collectively, the "Fund Complex") is also set forth in the compensation table below.

                              Compensation Table

===================================================================================================================
Name of Person,            Aggregate           Pension or Retirement       Estimated       Total Compensation
Position                   Compensation From   Benefits Accrued As         Annual          From Registrant and
                           Registrant/1/       Part of Fund Expenses       Benefits Upon   Fund Complex Paid
                                                                           Retirement      to Trustees for the
                                                                                           Fiscal Year Ended
                                                                                           December 31, 1994
                                                                                           /1//2/
-------------------------------------------------------------------------------------------------------------------
Donald Mann,               $3,500              N/A                         N/A             $3,500
Trustee
-------------------------------------------------------------------------------------------------------------------
Thomas Ehrhart,            $7,000              N/A                         N/A             $7,000
Trustee*/***
-------------------------------------------------------------------------------------------------------------------
Raymond Konrad,            $7,000              N/A                         N/A             $7,000
Trustee
-------------------------------------------------------------------------------------------------------------------
Pasquale V.                $5,250              N/A                         N/A             $5,250
Mazzarulli, Trustee**
-------------------------------------------------------------------------------------------------------------------
Robert A. Nesher,          $0                  N/A                         N/A             $0
Trustee***
===================================================================================================================

/1/  Amounts do not include travel expenses.

/2/ Messrs. Ehrhart, Mazzarulli and Konrad are not on the Board of Trustees for any other investment company in the "Fund Complex" (as that term is defined in the Securities and Exchange Act of 1934, as amended). Mr. Nesher is on the Board of Trustees for 19 investment companies in the Fund Complex.

*    Retired effective May 22, 1995.
**   Retired effective December 7, 1995.
*** A Trustee who is an "interested person" as defined in the Investment Company Act of 1940, as amended.

There were four meetings of the Board of Trustees held during the fiscal year ended December 31, 1994. In such fiscal year, all Trustees attended at least 75% of the meetings of the Board of Trustees held during their respective terms.

The Board of Trustees has an Audit Committee. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Trust's financial operations. The members of the Audit Committee are Messrs. Ehrhart*, Konrad, Nesher* and Mazzarulli. The Audit Committee met one time during the fiscal year ended December 31, 1994. In such fiscal year, all members attended at least 75% of the meetings of the Audit Committee held during their respective terms.
______________
* A Trustee who is an "interested person" as defined in the Investment Company Act of 1940, as amended.

INDEPENDENT ACCOUNTANTS

A majority of the Trust's Board of Trustees who are not "interested persons" of the Trust have selected Arthur Andersen LLP as the independent accountants of the Trust for the fiscal year ending December 31, 1995. A representative of Arthur Andersen LLP is expected to be available by telephone at the Meeting to make a statement if desired and to be available to respond to appropriate questions from shareholders.

BENEFICIAL OWNERS


To the knowledge of Trust Management, as of December 12, 1995, the following were beneficial owners of 5% or more of the outstanding Shares of any Fund.


                                                        Amount of Beneficial            Percent of
Fund                         Name and Address               Ownership              Beneficial Ownership
----                         ----------------               ---------              --------------------

U.S. Treasury Securities
 Money Market:
         Class A Shares      United Jersey Bank          457,681,841.0700           99.99%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

         Class B Shares      Eugene W. Binkowski &           768,143.6500           25.77%
                             Harriet Binkowski JTTN
                             194 Wheaton PL
                             Rutherford, NJ  07070

                             Newark Beth Israel                449,482.55           15.08%
                             Medical Center
                             201 Lyons Ave.
                             Newark, NJ  07112

                             Bak A. Lum                        400,850.37           13.45%
                             Employees Pension Plan
                             Harvey B. Fine Trustee
                             P.O. Box 1634
                             Linden, NJ 07086

                             Josepha Weitzmann Fiedler           230,706.80           7.74%
                             UJB Central c/o Insurance
                              Services Group
                             210 Main Street 4th Floor
                             Hackensack, NJ 07601-7311

                                                              Amount of Beneficial            Percent of
Fund                         Name and Address                     Ownership              Beneficial Ownership
----                         ----------------                     ---------              --------------------
Prime Obligation
  Money Market:

         Class A Shares      United Jersey Bank                  256,154,447.49                 98.82%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

         Class B Shares      Medical Brokers, Inc.                   897,193.49                 13.05%
                             Two Princess Road
                             Lawrenceville, NJ 08648

                             Jamieson Moore Peskin & Spicer          498,561.73                  7.25%
                             800 Alexander Park
                             Princeton, NJ  08543
Tax-Exempt Money
Market:
                             United Jersey Bank                  168,788,751.20                 98.74%
         Class A Shares      Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

         Class B Shares      Moe & Peter Kessler TTEES             1,213,082.37                 22.02%
                             Sylvia Kessler IRREV INT-VIV Trust
                             FBO Sylvia Kessler
                             C/F Outwater Plastics
                             4 Passaic Street
                             Woodbridge, NJ 07075-1004

                             P.K Sharma &                            346,900.19                  6.30%
                             Sarika Sharma JTTN
                             28 Laurie Drive
                             Englewood Cliffs, NJ
                             07832

                             Ignazid Cangialosi                      301,796.11                  5.48%
                             417 Saddle Back Trail
                             Franklin Lakes, NJ  07417

                             Albert Kleinman                         287,926.41                  5.23%
                             153 Charlotte PL
                             Englewood Cliffs, NJ  07632

                                                        Amount of Beneficial            Percent of
Fund                         Name and Address               Ownership              Beneficial Ownership
----                         ----------------               ---------              --------------------
Short-Term Investment:

           Class A Shares    United Jersey Bank               606,718.136                 19.90%
                             c/o Eagle Trust
                             Company
                             Attn:  Suzanne Levy
                             680 Swedesford Road
                             Wayne, PA 19087

                             United Jersey Bank             2,368,704.152                 77.68%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

           Class B Shares    United Jersey Bank                10,591.713                  5.15%
                             Central NA
                             as collateral FBO Jacob
                             M. Mamroud
                             16 Cromnielin Ct.
                             East Brunswick NJ  08816

                             Yuet K. Chan-Li &                 32,078.946                 15.60%
                             Bun Kai Chan JTTN
                             11 Elsworth Drive
                             Robbinsville, NJ 08691

                             Albert S. Bendelac                20,788.462                 10.08%
                             370 S. Stanworth Drive
                             Princeton, NJ  08540

                             Young I. Chung                    14,042.236                  6.83%
                             8 Lenape Lane
                             Princeton Junction, NJ  08550

                             Val L. Fitch                      11,887.731                  5.78%
                             292 Hartley Avenue
                             Princeton, NJ  08550
Fixed Income:

           Class A Shares    United Jersey Bank               834,823.324                  7.67%
                             c/o Eagle Trust
                             Company
                             Attn: Suzanne Levy
                             680 East Swedesford
                             Road
                             Wayne, PA 19087

                             United Jersey Bank             9,456,344.525                 86.85%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602
New Jersey Municipal
  Securities:

           Class A Shares    United Jersey Bank             1,249,443.291                 48.14%
                             c/o Eagle Trust
                             Company
                             Attn: Suzanne Levy
                             680 East Swedesford
                             Road
                             Wayne, PA 19087

                             United Jersey Bank               953,453.057                 36.74%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ 07602

                             United Jersey Bank               208,425.633                  8.03%
                             Attn: Patricia Kyritz
                             P.O. Box 547
                             Hackensack, NJ  07602

                             United Jersey Bank               183,554.909                  7.07%
                             c/o Eagle Trust Company
                             Attn: Suzanne Levy
                             680 E. Swedesford Road
                             Wayne, Pa.  19087

                                                            Amount of Beneficial           Percent of
Fund                             Name and Address               Ownership             Beneficial Ownership
----                             ----------------               ---------             --------------------

Intermediate Term
Government
  Securities:
                                 United Jersey Bank            449,134.30                 15.86%
             Class A Shares      c/o Eagle Trust Company
                                 Attn: Suzanne Levy
                                 680 East Swedesford
                                 Road
                                 Wayne, PA 19087

                                 United Jersey Bank         1,817,259.051                 64.19%
                                 Attn: Patricia Kyritz
                                 P.O. Box 547
                                 Hackensack, NJ 07602

                                 United Jersey Bank           524,198.489                 18.51%
                                 Attn: Patricia Kyritz
                                 P.O. Box 547
                                 Hackensack, NJ  07602
Equity Value:

             Class A Shares      United Jersey Bank         5,714,889.091                 93.93%
                                 Attn: Patricia Kyritz
                                 P.O. Box 547
                                 Hackensack, NJ 07602
             Class B Shares
                                 Jeanette P. Branca            29,673.591                  5.35%
                                 595 Ridgewood Avenue
                                 Glen Ridge, NJ 07028

                                 Marta L. Branca               37,902.795                  6.84%
                                 595 Ridgewood Avenue
                                 Glen Ridge, NJ 07028

Equity Income:

             Class A Shares      United Jersey Bank           236,638.438                  7.23%
                                 c/o Eagle Trust
                                 Company
                                 Attn: Suzanne Levy
                                 680 East Swedesford
                                 Road
                                 Wayne, PA 19087

                                 United Jersey Bank         2,892,704.357                 88.40%
                                 Attn: Patricia Kyritz
                                 P.O. Box 547
                                 Hackensack, NJ 07602
Mid Cap Value:

             Class A Shares      United Jersey Bank         3,163,635.723                 94.52%
                                 Attn: Patricia Kyritz
                                 P.O. Box 547
                                 Hackensack, NJ 07602
International Growth:
Class A Shares                  United Jersey Bank            439,869.498                 49.45%
                                Attn: Patricia Kyritz
                                P.O. Box 547
                                Hackensack, NJ  07602

                                United Jersey Bank            380,114.388                 42.74%
                                Attn: Patricia Kyritz
                                P.O Box 547
                                Hackensack, NJ  07602

                                United Jersey Bank             66,626.666                  7.49%
                                c/o Eagle Trust Company
                                Attn: Suzanne Levy
                                680 E. Swedesford Road
                                Wayne, PA.  19087

Class B Shares
                                P.K. Sharma                    13,557.345                 23.97%
                                28 Laurie Drive
                                Englewood Cliffs, NJ  07632-2222

                                                            Amount of Beneficial           Percent of
Fund                             Name and Address               Ownership             Beneficial Ownership
----                             ----------------               ---------             --------------------

Balanced Growth:

           Class A Shares        United Jersey Bank         2,515,880.283                 94.65%
                                 Attn: Patricia Kyritz
                                 P.O. Box 547
                                 Hackensack, NJ 07602

                                 United Jersey Bank           141,928.251                  5.34%
                                 Attn: Patricia Kyritz
                                 P.O. Box 547
                                 Hackensack, NJ  07602

Pennsylvania Municipal
  Securities:



           Class A Shares        United Jersey Bank           314,970.733                 96.44%
                                 Attn: Patricia Kyritz
                                 P.O. Box 547
                                 Hackensack, NJ 07602

           Class B Shares        Diane Edelstein                4,646.527                 15.02%
                                 761 Canterbury Drive
                                 Yardley, PA 19067-4434

                                 George A. Warner &             2,436.647                  7.88%
                                 D. Lorraine Warner JTTN
                                 14 Shagbark Ct. W
                                 Harleysville,PA 19438

                                 Margaret A. Wernelt            9,230.995                 29.84%
                                 16 1/2 Third Avenue
                                 Lehightown, PA 18236

                                 Rose M. Lutinsky               2,069.869                  6.69%
                                 916 South Street
                                 Freeland, PA 18224

                                 James Dalsasso &               2,160.954                  6.98%
                                 Barbara N. Dalsasso JTTN
                                 1934 Windsor Road
                                 Bethlehem, PA 18017

                                 Peter W. Petrocko              5,402.382                 17.46%
                                 508 12th Avenue
                                 Bethlehem, PA 18018
GNMA:

           Class A Shares        United Jersey Bank           504,758.332                 58.57%
                                 c/o Eagle Trust Company
                                 Attn: Suzanne Levy
                                 680 Swedesford Road
                                 Wayne, PA 19087

                                 United Jersey Bank           204,436.799                 23.72%
                                 c/o Eagle Trust Company
                                 Attn: Suzanne Levy
                                 680 Swedesford Road
                                 Wayne, Pa  19087

                                 United Jersey Bank           114,082.215                 13.24%
                                 Attn: Patricia Kyritz
                                 P.O. Box 547
                                 Hackensack, NJ 07602

                                                            Amount of Beneficial           Percent of
Fund                             Name and Address               Ownership             Beneficial Ownership
----                             ----------------               ---------             --------------------
U.S. Treasury Plus
  Money Market:

           Class A Shares        John Zucarelli, Lillian          10,883,100.08               14.15%
                                 Zucarelli & John Zucarelli III
                                 National Environmental Services
                                 Inc. and
                                 Stony Brook Leasing
                                 189 Stony Brook Road
                                 P.O. Box 247
                                 Hopewell, NJ  08525-0247

As of December 12, 1995, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding Shares of the Trust.

SUBMISSION OF SHAREHOLDER PROPOSALS

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to be considered to the Trust within a reasonable time in advance of any such meeting for inclusion in the Trust's proxy statement and form of proxy for such meeting. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Trustee from office, and if such a request is made, the Trust will assist with shareholder communications in connection with the meeting.

OTHER MATTERS

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                        RICHARD W. GRANT
                                        Secretary


Dated: December 29, 1995

                               THE PILLAR FUNDS
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 9, 1996

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS


The undersigned shareholder(s) of The Pillar Funds (the "Trust"), hereby appoint(s) David G. Lee and Kathryn L. Stanton and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Trust to be held on February 9, 1996, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below:


     (1)  To consider and act upon a proposal to elect a Board of Trustees

          ____ FOR all nominees listed below       ____ WITHHOLD AUTHORITY to
                                                        vote for all nominees
          ____ FOR all nominees listed below            listed below
               except for those whose names have
               been stricken.


     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY OR ALL OF THE
           NOMINEES, STRIKE A LINE THROUGH THE NAMES OF SUCH NOMINEE(S) BELOW.)

     Arthur L. Berman, James B. Grecco, Raymond Konrad, Robert A. Nesher,
                                   Christine H. Yackman


This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposal set forth above. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

      Please Date:                                              Date: _________________, 1995
      -----------
Please print and sign your name in
the space provided to authorize
the voting of your shares as indicated             ________________________________   ____________________________________
and return promptly.  If signing is by attorney,    (Signature of Shareholder)           (Co-owner signature, if any)
executor, administrator, trustee or
guardian,please sign your name
and title. For joint accounts,
each joint owner must sign.                         _______________________________   _____________________________________
                                                    (Printed Name of Shareholder)      (Printed name of co-owner, if any)


PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.